SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1 to
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 13, 2002

MERIDIAN BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation	0-14902 (Commission File Number)	31-0888197 (IRS Employer Identification No.)

3471 River Hills Drive, Cincinnai, Ohio	45244

(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code	(513) 271-3700

(Former name or former address, if changed since last report.)

Item 4.    Changes in Registrant’s Certifying Accountant.

        (a)    On May 13, 2002, Meridian dismissed Arthur Andersen LLP as the independent public accountant to audit Meridian’s consolidated financial statements.

        (b)    On May 13, 2002, Meridian engaged PricewaterhouseCoopers LLP as its independent accountants. Following a review of Meridian’s accounting services in recent years, the Board of Directors initiated a process to solicit bids from Deloitte & Touche LLP, Ernst & Young LLP, Grant Thornton LLP, and PricewaterhouseCoopers LLP. The Audit Committee of the Board of Directors, after reviewing audit proposals from all four firms, selected PricewaterhouseCoopers as Meridian’s independent accountants to replace Arthur Andersen, effective May 13, 2002.

        (c)    Arthur Andersen’s report on Meridian’s financial statements for each of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During Meridian’s two most recent fiscal years and the subsequent interim periods preceding the replacement of Arthur Andersen, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Arthur Andersen, would have caused them to make a reference to the subject matter of the disagreement(s) in connection with its report. Meridian has authorized Arthur Andersen to respond fully to any inquiries by PricewaterhouseCoopers.

        (d)    Arthur Andersen did not advise Meridian either during its two most recent fiscal years or during the subsequent interim periods preceding Arthur Andersen's dismissal:

            (1)     that the internal controls necessary for Meridian to develop reliable financial statements did not exist;

            (2)     that information had come to its attention that had led it to no longer be able to rely on management’s representations, or that had made it unwilling to be associated with the financial statements prepared by management;

            (3)    of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or any subsequent interim periods that if further investigated might materially have impacted the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or have caused it to be unwilling to rely on management’s representations or be associated with Meridian’s financial statements; or

            (4)     that information had come to its attention that it had concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, including information that, unless resolved to the accountant’s satisfaction, would prevent it from rendering an unqualified audit report on those financial statements.

        (e)    During the two most recent fiscal years and during the interim period prior to engaging PricewaterhouseCoopers, neither Meridian nor anyone on its behalf consulted PricewaterhouseCoopers regarding either: (i) the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on Meridian’s financial statements, and no written report or oral advice was provided to Meridian that PricewaterhouseCoopers concluded was an important factor considered by Meridian in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement or a reportable event.

        (f)    A letter from Arthur Andersen addressed to the Securities and Exchange Commission pursuant to Regulation S-K, Item 304(a)(3) has been included as Exhibit 16 to this Form 8-K/A.

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

16	Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 20, 2002, regarding its agreement with the statements made in paragraph 4(a), 4(c) and 4(d) of the current report on Form 8-K/A.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN BIOSCIENCE, INC.

Date: May 20, 2002

By:      /s/William J. Motto
        William J. Motto
        Chairman and Chief Executive Officer
        (Principal and Executive Officer)

By:      /s/Melissa Lueke
        Melissa Lueke
        Vice President and Chief Financial
        Officer
        (Principal Accounting Officer)

FORM 8-K/A

INDEX TO EXHIBITS

Index Number 16	Exhibit Description Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 20, 2002, regarding its agreement with the statements made in the current report on Form 8-K/A.